UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported) May 17, 2006
                                                             ------------



                             PUBLIX SUPER MARKETS, INC.
                             --------------------------
                 (Exact name of Registrant as specified in its charter)


        Florida                      0-00981                    59-0324412
----------------------------       -------------            -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
 of incorporation)                  File Number)            Identification No.)


3300 Publix Corporate Parkway
Lakeland, Florida                                                33811
---------------------------------------                       ----------
(Address of principal executive offices)                      (Zip Code)


                                 (863) 688-1188
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                              Page 1 of 2 pages

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Item 1.01.      Entry into a Material Definitive Agreement
----------------------------------------------------------

Board Compensation
------------------

         On May 17, 2006, the Board of Directors of the Company, (i) approved increasing the annual Board Retainer paid to each non-employee director from $42,000 to $45,000, payable quarterly, effective as of the third quarter of 2006 and (ii) approved maintaining the annual Corporate Governance Committee Retainer at $5,000 and the annual Audit Committee Retainer at $10,000, payable quarterly.





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         PUBLIX SUPER MARKETS, INC.



Dated: May 18, 2006                    By:  /s/ David P. Phillips
                                            ----------------------------------
                                            David P. Phillips, Chief Financial
                                            Officer and Treasurer
                                            (Principal Financial and
                                            Accounting Officer)







                              Page 2 of 2 pages